================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 20, 1999


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
       -------------------------------------------------------------------
                           (Exact Name of Registrant)


         New York                        333-05271                13-3728743
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

             380 Madison Avenue, New York                   10017-2951
             --------------------------------------         ----------
            (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510
================================================================================

Item 5.  Other Events:


         On or about 9/20/99, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1 and Series 1998-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).    Exhibits

              Exhibits         Description
              --------         -----------

              20.1 Monthly Reports with respect to the September 20, 1999 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 1, 1999

                                             THE CHASE MANHATTAN BANK,
                                             As Paying Agent, on behalf of
                                             Chase Commercial Mortgage
                                             Securities Corp.


                                             By: /s/ Norma Catone
                                                 -------------------------------
                                                 Name:  Norma Catone
                                                 Title: Vice President

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.      Description
-----------      -----------
20.1             Monthly Reports with respect to the distribution to
                 certificateholders on September 20, 1999.